UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2020

QS

GLOBAL EQUITY FUND

Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Global Equity Fund for the twelve-month reporting period ended October 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of October 31, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	QS Global Equity Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2020

QS Global Equity Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective. The Fund invests primarily in the common stock of U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests at least 80% of its assets in equity and equity-related securities. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. Although the Fund’s focus is on large capitalization securities, the Fund may invest in securities of any market capitalization, including medium capitalization and small capitalization securities. The Fund may invest up to 25% of its net assets, determined at the time of purchase, in emerging market issuers.

We seek a broadly diversified portfolio of securities and add value through stock selection and region, country and sector allocation. We use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. Region, country and sector allocations are based on rankings generated by our proprietary models.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Global equity returns were volatile and mixed across regions and sectors for the twelve-month period ended October 31, 2020. The MSCI World Index (“the Index”)i returned approximately 4.36% for the reporting period, despite reaching historical lows in the first quarter of 2020. The modestly positive result was driven almost exclusively by the U.S., which returned approximately 11% in the Index, while most regions were in negative territory for the reporting period. The U.K. was the laggard in the Index at -22%.

In the final two months of 2019, investors continued to favor global equities despite concerns regarding the softening of global economic growth, trade related tensions between the U.S. and China, frictions in the Middle East, and uncertainty around Brexit. This period was followed in the first quarter of 2020 by equity markets experiencing one of the most volatile periods in history, with many regions seeing their largest declines since 2008. The rapid spread of COVID-19 across the globe fueled investors’ “risk off” sentiment, amid mounting concerns regarding global economic growth and public health. By the end of the first quarter of 2020, governments across the globe were implementing policies to maintain liquidity and support their economies, as employment and demand significantly slowed down. In the U.S., the White House and Congress reached a deal on a two trillion-dollar stimulus package (approximately 10% of U.S. GDP) against the backdrop of the largest number of unemployment claims ever filed. All regions saw double digit declines.

Positive investor sentiment returned in the second quarter of 2020, driven by slowing infection rates across the globe and plans to incrementally reopen major economies (including some U.S. states). Supportive policies from central banks to offset economic decline, including the purchase of government and corporate bonds and keeping interest rates low, was coupled with massive fiscal stimulus such as unemployment benefits and

QS Global Equity Fund 2020 Annual Report	1

Fund overview (cont’d)

direct payments to consumers. Most major regions experienced double-digit equity gains, led by the U.S. Positive results persisted through August 2020, driven by better-than-expected economic data and positive earnings surprises as well as prospects of a COVID-19 vaccine.

Global markets pulled back in the final two months of the reporting period as COVID-19 numbers were surging again, especially in the U.K. and Continental Europe, raising the prospect of new lockdowns. In the U.S., this was compounded by delays regarding additional fiscal stimulus and rising political uncertainty around the U.S. presidential election.

The U.S. equity market was the best performing for the reporting period and the only one with a meaningfully positive return. The market began the period with a strong final quarter of 2019 return, propelled by progress in U.S. and China trade discussions and an increasingly dovish U.S. Federal Reserve Board (the “Fed”)ii stance. The first quarter of 2020 brought a decline of almost 20% in the Index, despite a series of moves by the Fed to mitigate the impact of the pandemic. On March 15, 2020, the Fed embarked on a large-scale program employing emergency powers in order to stabilize the economy.

U.S. retail sales increased 17% between April and May 2020 as states began to lift restrictions. This led to a strong recovery in equity markets in the second calendar quarter of 2020, which persisted into the summer. News of a potential treatment for the virus seemed to offset the impact on the markets of a surge in COVID-19 numbers in July and August 2020. August 2020 also saw an increase in manufacturing activity, better-than-expected factory orders and fewer jobless claims, pushing U.S. equity markets as measured by the S&P 500 Indexiii to record highs. In addition, the Fed indicated a shift in approach with respect to inflation, suggesting that interest rates may remain low for longer than expected. The final two months of the reporting period saw a modest pullback, driven by a rise in COVID-19 cases, delays regarding additional fiscal stimulus and rising political uncertainty around the U.S. presidential election and a potential transfer of power.

Continental Europe began by outperforming in the final quarter of 2019 before declining in the first quarter of 2020 when Germany was especially hard hit by the pandemic; it implemented among the strictest coronavirus mitigation measures early on, but as an exports-based economy, it was impacted by a perceived slowing of global demand. In the second quarter of 2020, as countries began to lift lockdown restrictions and the European Central Bankiv announced a doubling of its monetary stimulus program, Continental Europe outperformed. Concerns of a second wave of COVID-19 infections throughout Europe in the final months of the reporting period prompted additional fiscal support. In July 2020, the European Union approved a 750 billion euro fund to help member states. Nevertheless, the region underperformed the Index for the period overall, with a return in the Index of -4.7%.

While Japan’s return was one of the weakest for the last quarter of 2019, Japan’s first quarter 2020 decline was one of the lowest globally. Despite being one of the first countries

2	QS Global Equity Fund 2020 Annual Report

outside of China hit by the coronavirus, it was one of least affected among developed nations during the quarter. Returns oscillated significantly throughout the second quarter of 2020. After weakness in early April 2020, the Japanese equity market spiked in May 2020, only to fall again in June 2020. Restrictions on social and business activities due to COVID-19 remained far less restrictive than those seen in Europe. Nevertheless, the Japanese government continued to step up its fiscal response to the crisis and drew up a second supplementary budget in May 2020, and the Bank of Japanv announced additional monetary policy initiatives. Equity performance for the remainder of the period was slightly ahead of the Index, having a smooth leadership transition with expected continuation of fiscal and monetary stimulus policies. Results for the full reporting period were essentially flat.

The United Kingdom was the laggard in the Index for the reporting period, with a double-digit negative return. After outperforming other developed markets for the final quarter of 2019, the U.K. was the hardest hit in the first quarter of 2020. A slow start to dealing with COVID-19 created greater uncertainty in its markets for much of that quarter. Similarly, the U.K. had the weakest performance (albeit still positive) for the second quarter of 2020. The U.K. banks portion of the Financials sector was one of the few industries globally posting a negative return for that quarter. Already leveraged to the economy, weakness in banks could also largely be attributed to the cancellation of their dividends in March 2020, a move urged by the Bank of Englandvi. In the final months of the reporting period, COVID-19 cases again began to surge sparking fears of new lockdowns, and equity markets pulled back modestly.

The smaller regions underperformed the Index and posted negative returns for the reporting period. The resource-based Australia, New Zealand & Canada region declined almost 7% as a result of a dramatic double-digit loss in Financials, and Asia Developed ex-Japan declined 11.4%; less impacted by the downturn, it experienced a similarly weak recovery.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

QS Global Equity Fund 2020 Annual Report	3

Fund overview (cont’d)

Performance review

For the twelve months ended October 31, 2020, Class A shares of QS Global Equity Fund, excluding sales charges, returned 1.68%. The Fund’s unmanaged benchmark, the MSCI World Index, returned 4.36% for the same period. The Lipper Global Multi-Cap Core Funds Category Averagevii returned 3.37% over the same time frame.

Performance Snapshot as of October 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
QS Global Equity Fund:
Class 1[1]	11.28%	1.82%
Class A	11.22%	1.68%
Class C	10.78%	0.88%
Class I	11.41%	1.98%
Class IS	11.48%	2.09%
MSCI World Index	12.57%	4.36%
Lipper Global Multi-Cap Core Funds Category Average	13.53%	3.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2020, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class I shares and Class IS shares were 1.19%, 1.45%, 2.17%, 1.06%, and 1.00% respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 0.95% for

[1]

Class 1 shares of the Fund are not available for purchases or incoming exchanges. Investors owning Class 1 shares may continue to hold those shares, but may not add to their Class 1 share positions except through dividend reinvestment.

4	QS Global Equity Fund 2020 Annual Report

Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares and the ratio of the total annual fund operating expense for Class IS shares will not exceed the ratio of the total annual fund operating expense for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was positive in the U.S., especially in the Health Care sector, as well as a number of other developed market sectors. Selection was notably strong in Continental European banks, Consumer Staples and Information Technology, as well as U.K. Communication Services.

At the stock level, the leading contributor to performance was an overweight to Veeva Systems Inc., an American cloud-computing company focused on life sciences and pharmaceutical industry applications. Shares have gained dramatically over recent years, but it continues to generate solid double-digit sales growth and profitability expansion.

An overweight to Apple Inc. was also a strong contributor, returning over 76% in the Index for the reporting period. A holding in Amedisys Inc., which is not in the Index, but which returned over 100% in the portfolio, contributed as well. Amedisys is one of the largest home health providers and second largest hospice care provider in the United States.

Q. What were the leading detractors from performance?

A. The leading detractor from relative performance was stock selection across a number of markets, especially Japan where the selection in Industrials was notably weak. Stock selection was also a major detractor in Australia, New Zealand & Canada. Despite strong selection in the U.S. overall, selection also detracted in the U.S. Information Technology and Consumer Discretionary sectors. The impact of region and sector allocation was also a modest detractor, primarily as a result of the small allocation to emerging markets, which are not included in the benchmark and which underperformed developed markets.

At the security level, overweighting two stocks related to the airline industry, which continued to suffer from the pandemic, were leading detractors. Both Air Canada and Spirit AeroSystems Holdings Inc. suffered double digit negative returns of approximately 70% for the period. Not owning NVIDIA Corporation for the full reporting period was also a detractor. NVIDIA, which is known for its cutting-edge graphics processing units (GPUs), but which also enjoyed increasing revenue from data centers, cloud computing and artificial intelligence, returned almost 150% in the Index while posting a modestly negative return for the period held in the portfolio.

QS Global Equity Fund 2020 Annual Report	5

Fund overview (cont’d)

Thank you for your investment in QS Global Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

November 15, 2020

RISKS: Investments in stocks are subject to price and market fluctuations. The Fund may invest in small- and medium-capitalization companies that may involve a higher degree of risk and volatility than investments in large-capitalization companies. The Fund invests a significant portion of its portfolio in foreign companies, which are subject to special risks, including currency fluctuations, changes in political, social, and economic conditions, differing securities regulations and periods of illiquidity, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit, and interest rate risks. The Fund may use derivatives, such as forward foreign currency contracts, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2020 were: Apple Inc. (5.5%), Microsoft Corp. (3.6%), Amazon.com Inc. (3.5%), Home Depot Inc. (1.8%), Alphabet Inc., Class A shares (1.8%), Alphabet Inc., Class C shares (1.6%), Lowe’s Cos. Inc. (1.4%), ASML Holding NV (1.4%), Roche Holding AG (1.3%), and PayPal Holdings Inc. (1.3%). Please refer to pages 13 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2020 were: Information Technology (22.6%), Health Care (13.8%), Consumer Discretionary (12.8%), Financials (12.6%), and Industrials (10.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

6	QS Global Equity Fund 2020 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 155 funds for the six-month period and among the 142 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS Global Equity Fund 2020 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2020 and October 31, 2019. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	QS Global Equity Fund 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2020 and held for the six months ended October 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	11.28%	$1,000.00	$1,112.80	1.15%	$6.11	Class 1	5.00%	$1,000.00	$1,019.36	1.15%	$5.84
Class A	11.22	1,000.00	1,112.20	1.30	6.90	Class A	5.00	1,000.00	1,018.60	1.30	6.60
Class C	10.78	1,000.00	1,107.80	2.05	10.86	Class C	5.00	1,000.00	1,014.83	2.05	10.38
Class I	11.41	1,000.00	1,114.10	0.95	5.05	Class I	5.00	1,000.00	1,020.36	0.95	4.82
Class IS	11.48	1,000.00	1,114.80	0.90	4.78	Class IS	5.00	1,000.00	1,020.61	0.90	4.57

QS Global Equity Fund 2020 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

10	QS Global Equity Fund 2020 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class I	Class IS
Twelve Months Ended 10/31/20	1.82%	1.68%	0.88%	1.98%	2.09%
Five Years Ended 10/31/20	6.50	6.41	5.61	6.78	N/A
Ten Years Ended 10/31/20	8.58	8.48	7.66	8.86	N/A
Inception* through 10/31/20	—	—	—	—	7.12

With sales charges[2]	Class 1	Class A	Class C	Class I	Class IS
Twelve Months Ended 10/31/20	1.82%	-4.16%	-0.07%	1.98%	2.09%
Five Years Ended 10/31/20	6.50	5.15	5.61	6.78	N/A
Ten Years Ended 10/31/20	8.58	7.83	7.66	8.86	N/A
Inception* through 10/31/20	—	—	—	—	7.12

Cumulative total returns
Without sales charges[1]
Class 1 (10/31/10 through 10/31/20)	127.85%
Class A (10/31/10 through 10/31/20)	125.67
Class C (10/31/10 through 10/31/20)	109.27
Class I (10/31/10 through 10/31/20)	133.63
Class IS (Inception date of 8/9/19 through 10/31/20)	8.80

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, C, I and IS shares are December 1, 2006, March 1, 1991, September 12, 2000, May 20, 2003 and August 9, 2019, respectively.

QS Global Equity Fund 2020 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 inviested in

Class A Shares of QS Global Equity Fund vs. MSCI World Index† — October 2010 - October 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of QS Global Equity Fund on October 31, 2010, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the MSCI World Index. The MSCI World Index (the “Index”) is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor may not invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	QS Global Equity Fund 2020 Annual Report

Schedule of investments

October 31, 2020

QS Global Equity Fund

Security	Shares	Value
Common Stocks — 99.6%
Communication Services — 9.7%
Diversified Telecommunication Services — 1.5%
China Telecom Corp. Ltd., Class H Shares	2,100,000	$661,295	(a)
Deutsche Telekom AG, Registered Shares	48,000	730,954	(a)
Liberty Global PLC, Class C Shares	44,000	821,040	*
Total Diversified Telecommunication Services		2,213,289
Entertainment — 1.6%
Electronic Arts Inc.	10,400	1,246,232	*
Nintendo Co. Ltd.	2,100	1,146,722	(a)
Total Entertainment		2,392,954
Interactive Media & Services — 5.3%
Alphabet Inc., Class A Shares	1,632	2,637,491	*
Alphabet Inc., Class C Shares	1,500	2,431,515	*
Auto Trader Group PLC	153,000	1,148,469	(a)
Facebook Inc., Class A Shares	6,600	1,736,526	*
Total Interactive Media & Services		7,954,001
Media — 0.9%
Interpublic Group of Cos. Inc.	45,000	814,050
Omnicom Group Inc.	10,000	472,000
Total Media		1,286,050
Wireless Telecommunication Services — 0.4%
NTT DOCOMO Inc.	18,000	679,427	(a)
Total Communication Services		14,525,721
Consumer Discretionary — 12.8%
Auto Components — 0.8%
Magna International Inc.	23,000	1,174,428
Household Durables — 1.0%
PulteGroup Inc.	21,300	868,188
Sekisui House Ltd.	40,000	663,282	(a)
Total Household Durables		1,531,470
Internet & Direct Marketing Retail — 5.0%
Amazon.com Inc.	1,730	5,252,539	*
Booking Holdings Inc.	430	697,675	*
eBay Inc.	16,500	785,895
JD.com Inc., ADR	10,600	864,112	*
Total Internet & Direct Marketing Retail		7,600,221
Specialty Retail — 4.1%
Foot Locker Inc.	11,100	409,368
Home Depot Inc.	10,100	2,693,771

See Notes to Financial Statements.

QS Global Equity Fund 2020 Annual Report	13

Schedule of investments (cont’d)

October 31, 2020

QS Global Equity Fund

Security	Shares	Value
Specialty Retail — continued
Lowe’s Cos. Inc.	13,200	$2,086,920
O’Reilly Automotive Inc.	2,150	938,690	*
Total Specialty Retail		6,128,749
Textiles, Apparel & Luxury Goods — 1.9%
Deckers Outdoor Corp.	3,700	937,469	*
NIKE Inc., Class B Shares	7,700	924,616
Pandora A/S	12,200	967,305	(a)
Total Textiles, Apparel & Luxury Goods		2,829,390
Total Consumer Discretionary		19,264,258
Consumer Staples — 7.9%
Beverages — 1.2%
Constellation Brands Inc., Class A Shares	5,900	974,857
Monster Beverage Corp.	10,500	803,985	*
Total Beverages		1,778,842
Food & Staples Retailing — 2.7%
Koninklijke Ahold Delhaize NV	49,743	1,366,916	(a)
Kroger Co.	40,000	1,288,400
Walmart Inc.	10,500	1,456,875
Total Food & Staples Retailing		4,112,191
Household Products — 1.9%
Clorox Co.	4,100	849,725
Kimberly-Clark Corp.	9,900	1,312,641
Procter & Gamble Co.	4,400	603,240
Total Household Products		2,765,606
Personal Products — 0.4%
Herbalife Nutrition Ltd.	12,500	564,250	*
Tobacco — 1.7%
Altria Group Inc.	24,200	873,136
Philip Morris International Inc.	11,000	781,220
Swedish Match AB	12,100	912,289	(a)
Total Tobacco		2,566,645
Total Consumer Staples		11,787,534
Energy — 1.9%
Oil, Gas & Consumable Fuels — 1.9%
ENEOS Holdings Inc.	158,800	535,403	(a)
GS Holdings Corp.	10,600	309,447	(a)
Lundin Energy AB	37,100	708,413	(a)
Pioneer Natural Resources Co.	9,300	739,908
Valero Energy Corp.	13,300	513,513
Total Energy		2,806,684

See Notes to Financial Statements.

14	QS Global Equity Fund 2020 Annual Report

QS Global Equity Fund

Security	Shares	Value
Financials — 12.6%
Banks — 5.7%
Bank of America Corp.	28,000	$663,600
Bank of Nova Scotia	25,500	1,059,390
Citigroup Inc.	30,300	1,255,026
Citizens Financial Group Inc.	39,342	1,072,069
ING Groep NV	150,000	1,029,202	*(a)
JPMorgan Chase & Co.	16,400	1,607,856
Lloyds Banking Group PLC	2,140,000	777,352	*(a)
Swedbank AB, Class A Shares	63,800	1,001,542	*(a)
Total Banks		8,466,037
Consumer Finance — 0.8%
Capital One Financial Corp.	16,705	1,220,802
Insurance — 6.1%
Aegon NV	141,253	382,590	(a)
Allianz SE, Registered Shares	7,524	1,324,405	(a)
Allstate Corp.	14,400	1,278,000
Aviva PLC	220,000	736,756	(a)
CNP Assurances	60,800	688,438	*(a)
Direct Line Insurance Group PLC	200,000	684,237	(a)
Manulife Financial Corp.	71,000	962,441
MetLife Inc.	32,600	1,233,910
Principal Financial Group Inc.	16,084	630,814
Prudential PLC	105,800	1,292,190	(a)
Total Insurance		9,213,781
Total Financials		18,900,620
Health Care — 13.8%
Biotechnology — 1.4%
Biogen Inc.	4,897	1,234,387	*
Regeneron Pharmaceuticals Inc.	1,600	869,696	*
Total Biotechnology		2,104,083
Health Care Equipment & Supplies — 2.5%
Baxter International Inc.	11,400	884,298
IDEXX Laboratories Inc.	4,300	1,826,726	*
Masimo Corp.	4,400	984,808	*
Total Health Care Equipment & Supplies		3,695,832
Health Care Providers & Services — 6.0%
Amedisys Inc.	5,400	1,398,600	*
Cardinal Health Inc.	24,000	1,098,960
CVS Health Corp.	19,400	1,088,146
Humana Inc.	3,900	1,557,192

See Notes to Financial Statements.

QS Global Equity Fund 2020 Annual Report	15

Schedule of investments (cont’d)

October 31, 2020

QS Global Equity Fund

Security	Shares	Value
Health Care Providers & Services — continued
McKesson Corp.	10,500	$1,548,645
Molina Healthcare Inc.	5,000	932,350	*
UnitedHealth Group Inc.	4,400	1,342,616
Total Health Care Providers & Services		8,966,509
Health Care Technology — 1.1%
Veeva Systems Inc., Class A Shares	6,400	1,728,320	*
Pharmaceuticals — 2.8%
Novo Nordisk A/S, Class B Shares	20,600	1,317,407	(a)
Roche Holding AG	6,200	1,990,297	(a)
Shionogi & Co. Ltd.	17,700	835,611	(a)
Total Pharmaceuticals		4,143,315
Total Health Care		20,638,059
Industrials — 10.3%
Aerospace & Defense — 1.5%
Lockheed Martin Corp.	3,500	1,225,455
Northrop Grumman Corp.	3,800	1,101,316
Total Aerospace & Defense		2,326,771
Airlines — 0.7%
Southwest Airlines Co.	26,000	1,027,780
Building Products — 0.6%
Masco Corp.	16,800	900,480
Construction & Engineering — 1.3%
Ferrovial SA	30,000	649,142	(a)
JGC Holdings Corp.	67,000	552,789	(a)
Obayashi Corp.	81,000	675,470	(a)
Total Construction & Engineering		1,877,401
Electrical Equipment — 0.7%
Signify NV	29,600	1,054,765	*(a)
Machinery — 1.0%
Parker-Hannifin Corp.	4,334	903,032
Yangzijiang Shipbuilding Holdings Ltd.	775,000	524,180	(a)
Total Machinery		1,427,212
Marine — 0.6%
Kuehne + Nagel International AG, Registered Shares	4,750	948,825	(a)
Professional Services — 1.4%
Robert Half International Inc.	16,500	836,385
Wolters Kluwer NV	16,200	1,313,129	(a)
Total Professional Services		2,149,514
Road & Rail — 0.9%
CSX Corp.	16,300	1,286,722

See Notes to Financial Statements.

16	QS Global Equity Fund 2020 Annual Report

QS Global Equity Fund

Security	Shares	Value
Trading Companies & Distributors — 1.2%
HD Supply Holdings Inc.	21,000	$837,060	*
W.W. Grainger Inc.	2,900	1,015,058
Total Trading Companies & Distributors		1,852,118
Transportation Infrastructure — 0.4%
Kamigumi Co. Ltd.	30,000	537,477	(a)
Total Industrials		15,389,065
Information Technology — 22.6%
Communications Equipment — 2.3%
Cisco Systems Inc.	30,060	1,079,154
Juniper Networks Inc.	39,700	782,884
Telefonaktiebolaget LM Ericsson, Class B Shares	143,488	1,598,868	(a)
Total Communications Equipment		3,460,906
Electronic Equipment, Instruments & Components — 0.6%
Jabil Inc.	26,752	886,561
IT Services — 1.3%
PayPal Holdings Inc.	10,500	1,954,365	*
Semiconductors & Semiconductor Equipment — 6.6%
Applied Materials Inc.	30,700	1,818,361
ASML Holding NV	5,700	2,072,262	(a)
Intel Corp.	22,700	1,005,156
Lam Research Corp.	2,300	786,784
NVIDIA Corp.	1,600	802,176
Texas Instruments Inc.	12,620	1,824,726
Tokyo Electron Ltd.	4,000	1,072,074	(a)
Xilinx Inc.	5,000	593,450
Total Semiconductors & Semiconductor Equipment		9,974,989
Software — 5.0%
Check Point Software Technologies Ltd.	7,300	828,988	*
Citrix Systems Inc.	10,300	1,166,681
Microsoft Corp.	27,000	5,466,690
Total Software		7,462,359
Technology Hardware, Storage & Peripherals — 6.8%
Apple Inc.	75,300	8,197,158
NetApp Inc.	17,385	763,028
Samsung Electronics Co. Ltd.	24,679	1,237,561	(a)
Total Technology Hardware, Storage & Peripherals		10,197,747
Total Information Technology		33,936,927
Materials — 3.3%
Chemicals — 0.7%
Mitsubishi Gas Chemical Co. Inc.	54,500	992,868	(a)

See Notes to Financial Statements.

QS Global Equity Fund 2020 Annual Report	17

Schedule of investments (cont’d)

October 31, 2020

QS Global Equity Fund

Security		Shares	Value
Construction Materials — 0.5%
LafargeHolcim Ltd., Registered Shares		18,000	$771,427	(a)
Metals & Mining — 2.1%
Fortescue Metals Group Ltd.		95,000	1,164,802	(a)
Kinross Gold Corp.		110,000	875,178
Rio Tinto PLC		21,000	1,190,048	(a)
Total Metals & Mining			3,230,028
Total Materials			4,994,323
Real Estate — 2.3%
Equity Real Estate Investment Trusts (REITs) — 0.5%
Stockland		310,000	842,519	(a)
Real Estate Management & Development — 1.8%
CapitaLand Ltd.		325,000	612,666	(a)
China Vanke Co. Ltd., Class H Shares		225,700	700,656	(a)
Daito Trust Construction Co. Ltd.		6,200	564,349	(a)
Daiwa House Industry Co. Ltd.		30,000	790,288	(a)
Total Real Estate Management & Development			2,667,959
Total Real Estate			3,510,478
Utilities — 2.4%
Electric Utilities — 1.3%
Chubu Electric Power Co. Inc.		65,000	727,303	(a)
NRG Energy Inc.		23,500	743,070
Tohoku Electric Power Co. Inc.		53,000	466,184	(a)
Total Electric Utilities			1,936,557
Multi-Utilities — 1.1%
Atco Ltd., Class I Shares		29,600	824,037
Canadian Utilities Ltd., Class A Shares		36,000	841,432
Total Multi-Utilities			1,665,469
Total Utilities			3,602,026
Total Investments before Short-Term Investments (Cost — $121,017,136)			149,355,695

	Rate
Short-Term Investments — 0.3%
Invesco Treasury Portfolio, Institutional Class (Cost — $558,903)	0.010%	558,903	558,903
Total Investments — 99.9% (Cost — $121,576,039)			149,914,598
Other Assets in Excess of Liabilities — 0.1%			75,083
Total Net Assets — 100.0%			$149,989,681

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

See Notes to Financial Statements.

18	QS Global Equity Fund 2020 Annual Report

QS Global Equity Fund

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

Summary of Investments by Country** (unaudited)
United States	65.5%
Japan	6.8
Netherlands	4.8
Canada	3.8
United Kingdom	3.7
Sweden	2.8
Switzerland	2.5
Australia	2.1
China	1.8
Denmark	1.5
Germany	1.4
South Korea	1.0
Israel	0.6
France	0.5
Spain	0.4
Singapore	0.4
Short-Term Investments	0.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2020 and are subject to change.

See Notes to Financial Statements.

QS Global Equity Fund 2020 Annual Report	19

Statement of assets and liabilities

October 31, 2020

Assets:
Investments, at value (Cost — $121,576,039)	$149,914,598
Foreign currency, at value (Cost — $18,772)	18,534
Dividends and interest receivable	308,161
Receivable for Fund shares sold	82,961
Prepaid expenses	20,739
Total Assets	150,344,993

Liabilities:
Payable for Fund shares repurchased	143,673
Investment management fee payable	82,656
Transfer agent fees payable	58,321
Service and/or distribution fees payable	31,260
Trustees’ fees payable	572
Accrued expenses	38,830
Total Liabilities	355,312
Total Net Assets	$149,989,681

Net Assets:
Par value (Note 7)	$96
Paid-in capital in excess of par value	121,819,686
Total distributable earnings (loss)	28,169,899
Total Net Assets	$149,989,681

See Notes to Financial Statements.

20	QS Global Equity Fund 2020 Annual Report

Net Assets:
Class 1	$1,149,878
Class A	$134,738,078
Class C	$1,379,875
Class I	$12,691,559
Class IS	$30,291

Shares Outstanding:
Class 1	73,756
Class A	8,599,741
Class C	86,626
Class I	811,772
Class IS	1,937

Net Asset Value:
Class 1 (and redemption price)	$15.59
Class A (and redemption price)	$15.67
Class C*	$15.93
Class I (and redemption price)	$15.63
Class IS (and redemption price)	$15.64
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.63

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

QS Global Equity Fund 2020 Annual Report	21

Statement of operations

For the Year Ended October 31, 2020

Investment Income:
Dividends	$3,581,522
Interest	7,227
Less: Foreign taxes withheld	(180,406)
Total Investment Income	3,408,343

Expenses:
Investment management fee (Note 2)	1,146,353
Transfer agent fees (Note 5)	396,641
Service and/or distribution fees (Notes 2 and 5)	357,528
Fund accounting fees	77,995
Registration fees	72,141
Audit and tax fees	41,768
Legal fees	32,265
Shareholder reports	21,641
Trustees’ fees	11,952
Custody fees	10,132
Insurance	2,882
Interest expense	684
Miscellaneous expenses	9,333
Total Expenses	2,181,315
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(231,250)
Net Expenses	1,950,065
Net Investment Income	1,458,278

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(1,261,115)
Foreign currency transactions	(4,775)
Net Realized Loss	(1,265,890)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,121,501
Foreign currencies	6,153
Change in Net Unrealized Appreciation (Depreciation)	2,127,654
Net Gain on Investments and Foreign Currency Transactions	861,764
Increase in Net Assets From Operations	$2,320,042

See Notes to Financial Statements.

22	QS Global Equity Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2020	2019

Operations:
Net investment income	$1,458,278	$2,075,552
Net realized gain (loss)	(1,265,890)	9,475,821
Change in net unrealized appreciation (depreciation)	2,127,654	(1,127,321)
Increase in Net Assets From Operations	2,320,042	10,424,052

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(11,389,563)	(10,935,054)
Decrease in Net Assets From Distributions to Shareholders	(11,389,563)	(10,935,054)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	18,978,950	23,042,631
Reinvestment of distributions	11,285,456	10,690,084
Cost of shares repurchased	(31,724,735)	(35,572,398)
Decrease in Net Assets From Fund Share Transactions	(1,460,329)	(1,839,683)
Decrease in Net Assets	(10,529,850)	(2,350,685)

Net Assets:
Beginning of year	160,519,531	162,870,216
End of year	$149,989,681	$160,519,531

See Notes to Financial Statements.

QS Global Equity Fund 2020 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$16.49	$16.62	$16.90	$13.65	$13.66

Income (loss) from operations:
Net investment income	0.16	0.22	0.22	0.15	0.20
Net realized and unrealized gain (loss)	0.14	0.81	(0.36)	3.32	(0.06)
Total income (loss) from operations	0.30	1.03	(0.14)	3.47	0.14

Less distributions from:
Net investment income	(0.22)	(0.24)	(0.14)	(0.22)	(0.15)
Net realized gains	(0.98)	(0.92)	—	—	—
Total distributions	(1.20)	(1.16)	(0.14)	(0.22)	(0.15)

Net asset value, end of year	$15.59	$16.49	$16.62	$16.90	$13.65
Total return[2]	1.82%	6.83%	(0.86)%	25.75%	1.02%

Net assets, end of year (000s)	$1,150	$1,227	$1,265	$1,399	$1,257

Ratios to average net assets:
Gross expenses	1.19%	1.19%	1.20%	1.32%	1.39%
Net expenses[3]	1.16 [4]	1.18 [4]	1.20	1.25 [4]	1.30 [4]
Net investment income	1.07	1.41	1.25	0.97	1.48

Portfolio turnover rate	38%	52%	25%	54%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the ratio of total annual fund operating expenses of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	QS Global Equity Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$16.57	$16.68	$16.98	$13.71	$13.71

Income (loss) from operations:
Net investment income	0.14	0.20	0.20	0.14	0.20
Net realized and unrealized gain (loss)	0.13	0.81	(0.37)	3.35	(0.06)
Total income (loss) from operations	0.27	1.01	(0.17)	3.49	0.14

Less distributions from:
Net investment income	(0.19)	(0.20)	(0.13)	(0.22)	(0.14)
Net realized gains	(0.98)	(0.92)	—	—	—
Total distributions	(1.17)	(1.12)	(0.13)	(0.22)	(0.14)

Net asset value, end of year	$15.67	$16.57	$16.68	$16.98	$13.71
Total return[2]	1.68%	6.70%	(0.99)%	25.73%	1.01%

Net assets, end of year (millions)	$135	$142	$142	$151	$127

Ratios to average net assets:
Gross expenses	1.46%	1.45%	1.45%	1.57%	1.63%
Net expenses[3,4]	1.30	1.30	1.30	1.30	1.30
Net investment income	0.93	1.28	1.15	0.92	1.48

Portfolio turnover rate	38%	52%	25%	54%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

See Notes to Financial Statements.

QS Global Equity Fund 2020 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$16.76	$16.83	$17.12	$13.80	$13.77

Income (loss) from operations:
Net investment income	0.03	0.09	0.07	0.03	0.10
Net realized and unrealized gain (loss)	0.12	0.82	(0.36)	3.38	(0.07)
Total income (loss) from operations	0.15	0.91	(0.29)	3.41	0.03

Less distributions from:
Net investment income	—	(0.06)	—	(0.09)	—
Net realized gains	(0.98)	(0.92)	—	—	—
Total distributions	(0.98)	(0.98)	—	(0.09)	—

Net asset value, end of year	$15.93	$16.76	$16.83	$17.12	$13.80
Total return[2]	0.88%	5.91%	(1.69)%	24.73%	0.29%

Net assets, end of year (000s)	$1,380	$1,890	$6,057	$6,275	$7,240

Ratios to average net assets:
Gross expenses	2.22%	2.17%	2.12%	2.28%	2.31%
Net expenses[3,4]	2.05	2.05	2.05	2.05	2.05
Net investment income	0.18	0.55	0.41	0.17	0.72

Portfolio turnover rate	38%	52%	25%	54%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

See Notes to Financial Statements.

26	QS Global Equity Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$16.54	$16.67	$16.96	$13.70	$13.71

Income (loss) from operations:
Net investment income	0.20	0.26	0.28	0.19	0.25
Net realized and unrealized gain (loss)	0.12	0.81	(0.38)	3.33	(0.06)
Total income (loss) from operations	0.32	1.07	(0.10)	3.52	0.19

Less distributions from:
Net investment income	(0.25)	(0.28)	(0.19)	(0.26)	(0.20)
Net realized gains	(0.98)	(0.92)	—	—	—
Total distributions	(1.23)	(1.20)	(0.19)	(0.26)	(0.20)

Net asset value, end of year	$15.63	$16.54	$16.67	$16.96	$13.70
Total return[2]	1.98%	7.10%	(0.60)%	26.07%	1.42%

Net assets, end of year (000s)	$12,692	$15,137	$13,552	$7,894	$7,615

Ratios to average net assets:
Gross expenses	1.07%	1.06%	1.08%	1.14%	1.11%
Net expenses[3,4]	0.95	0.95	0.95	0.95	0.95
Net investment income	1.29	1.65	1.58	1.28	1.88

Portfolio turnover rate	38%	52%	25%	54%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

See Notes to Financial Statements.

QS Global Equity Fund 2020 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2020	2019[2]

Net asset value, beginning of year	$16.54	$15.52

Income from operations:
Net investment income	0.20	0.05
Net realized and unrealized gain	0.14	0.97
Total income from operations	0.34	1.02

Less distributions from:
Net investment income	(0.26)	—
Net realized gains	(0.98)	—
Total distributions	(1.24)	—

Net asset value, end of year	$15.64	$16.54
Total return[3]	2.09%	6.57%

Net assets, end of year (000s)	$30	$30

Ratios to average net assets:
Gross expenses	1.05%	1.00%[4]
Net expenses[5,6]	0.90	0.90 [4]
Net investment income	1.33	1.42 [4]

Portfolio turnover rate	38%	52%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 9, 2019 (inception date) to October 31, 2019.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[7]	For the year ended October 31, 2020.

See Notes to Financial Statements.

28	QS Global Equity Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Global Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

QS Global Equity Fund 2020 Annual Report	29

Notes to financial statements (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	QS Global Equity Fund 2020 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$10,158,854	$4,366,867	—	$14,525,721
Consumer Discretionary	17,633,671	1,630,587	—	19,264,258
Consumer Staples	9,508,329	2,279,205	—	11,787,534
Energy	1,253,421	1,553,263	—	2,806,684
Financials	10,983,908	7,916,712	—	18,900,620
Health Care	16,494,744	4,143,315	—	20,638,059
Industrials	9,133,288	6,255,777	—	15,389,065
Information Technology	27,956,162	5,980,765	—	33,936,927
Materials	875,178	4,119,145	—	4,994,323
Real Estate	—	3,510,478	—	3,510,478
Utilities	2,408,539	1,193,487	—	3,602,026
Total Long-Term Investments	106,406,094	42,949,601	—	149,355,695
Short-Term Investments†	558,903	—	—	558,903
Total Investments	$106,964,997	$42,949,601	—	$149,914,598

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the

QS Global Equity Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

32	QS Global Equity Fund 2020 Annual Report

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, QS Investors and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, QS Investors and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

QS Global Equity Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Investors a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.30%, 2.05%, 0.95% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

During the year ended October 31, 2020, fees waived and/or expenses reimbursed amounted to $231,250.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the Fund’s sole and exclusive distributor. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption

34	QS Global Equity Fund 2020 Annual Report

occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A
Sales charges	$49,950
CDSCs	1,800

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$56,998,255
Sales	68,152,949

At October 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$121,576,039	$37,788,779	$(9,450,220)	$28,338,559

4. Derivative instruments and hedging activities

During the year ended October 31, 2020, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

QS Global Equity Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

For the year ended October 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$3,064
Class A	$341,836	371,318
Class C	15,692	4,444
Class I	—	17,780
Class IS	—	35
Total	$357,528	$396,641

For the year ended October 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$422
Class A	212,675
Class C	2,601
Class I	15,506
Class IS	46
Total	$231,250

6. Distributions to shareholders by class

	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Investment Income:
Class 1	$15,936	$17,897
Class A	1,664,251	1,721,080
Class C	—	21,015
Class I	219,354	240,013
Class IS	464	—	[1]
Total	$1,900,005	$2,000,005

Net Realized Gains:
Class 1	$72,872	$69,557
Class A	8,441,414	7,747,995
Class C	110,493	321,404
Class I	863,013	796,093
Class IS	1,766	—	[1]
Total	$9,489,558	$8,935,049

[1]	For the period August 9, 2019 (inception date) to October 31, 2019.

7. Shares of beneficial interest

At October 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple

36	QS Global Equity Fund 2020 Annual Report

classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Amount	Shares		Amount
Class 1
Shares sold	—	—	—		—
Shares issued on reinvestment	5,697	$88,808	5,815		$87,454
Shares repurchased	(6,327)	(98,814)	(7,542)		(118,680)
Net decrease	(630)	$(10,006)	(1,727)		$(31,226)

Class A
Shares sold	948,596	$14,632,764	974,582		$15,458,708
Shares issued on reinvestment	638,270	10,008,002	610,031		9,229,765
Shares repurchased	(1,570,981)	(23,944,802)	(1,513,250)		(23,890,760)
Net increase	15,885	$695,964	71,363		$797,713

Class C
Shares sold	11,716	$183,194	38,696		$583,377
Shares issued on reinvestment	6,725	108,008	22,047		339,529
Shares repurchased	(44,629)	(689,749)	(307,830)		(5,039,066)
Net decrease	(26,188)	$(398,547)	(247,087)		$(4,116,160)

Class I
Shares sold	284,082	$4,162,992	442,656		$6,972,705
Shares issued on reinvestment	69,129	1,078,408	68,660		1,033,336
Shares repurchased	(456,728)	(6,991,370)	(408,847)		(6,523,892)
Net increase (decrease)	(103,517)	$(1,749,970)	102,469		$1,482,149

Class IS
Shares sold	—	—	1,794	[1]	$27,841	[1]
Shares issued on reinvestment	143	$2,230	—		—
Shares repurchased	—	—	—		—
Net increase	143	$2,230	1,794	[1]	$27,841	[1]

[1]	For the period August 9, 2019 (inception date) to October 31, 2019.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,900,020	$2,487,097
Net long-term capital gains	9,489,543	8,447,957
Total distributions paid	$11,389,563	$10,935,054

QS Global Equity Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

As of October 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,108,098
Deferred capital losses*	(1,261,115)
Other book/tax temporary differences(a)	(17,946)
Unrealized appreciation (depreciation)	28,340,862
Total distributable earnings (loss) — net	$28,169,899

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

9. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

38	QS Global Equity Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of QS Global Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS Global Equity Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods ended October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods ended October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

QS Global Equity Fund 2020 Annual Report	39

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 29, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	53,947,011.405	1,429,632.803	8,114,108.829	0
To Approve a New Subadvisory Agreement with QS Investors, LLC	53,616,534.812	1,346,094.560	8,528,123.664	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	53,598,065.894	1,349,116.567	8,543,570.576	0

40	QS Global Equity Fund

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

QS Global Equity Fund	41

Statement regarding liquidity risk management program (unaudited) (cont’d)

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

42	QS Global Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Global Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

QS Global Equity Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

44	QS Global Equity Fund

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

QS Global Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Legg Mason
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

46	QS Global Equity Fund

Additional Officers (cont’d)

Susan Kerr

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey

Legg Mason

100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira*

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

QS Global Equity Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

48	QS Global Equity Fund

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Global Equity Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2020:

Record date:	12/4/2019
Payable date:	12/5/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	99.37%
Long-Term Capital Gain Dividend	$0.984410

50	QS Global Equity Fund

QS

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Global Equity Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02696 12/20 SR20-4031

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2019 and October 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $343,735 in October 31, 2019 and $325,110 in October 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2019 and $0 in October 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2019 and $0 in October 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in October 31, 2019 and $0 in October 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2019 and October 31, 2020; Tax Fees were 100% and 100% for October 31, 2019 and October 31, 2020; and Other Fees were 100% and 100% for October 31, 2019 and October 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $262,345 in October 31, 2019 and $857,833 in October 31, 2020.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 22, 2020